Section 906 of the Sarbanes-Oxley Act Certification


In connection with the Quarterly Report of Amcast Industrial Corporation (the "Issuer") on Form 10-Q for the period ending February 29, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph R. Grewe, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.



By /s/ Joseph R. Grewe
     ------------------
     Joseph R. Grewe
     President and Chief Executive Officer
     March 30, 2004